EATON VANCE TAX-MANAGED VALUE FUND
                Supplement to Statement of Additional Information
                                      dated
                                December 31, 1999


                  EATON VANCE TAX-MANAGED EMERGING GROWTH FUND
                EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND
                        EATON VANCE STRATEGIC INCOME FUND
               Supplement to Statements of Additional Information
                                      dated
                                  March 1, 2000


                       EATON VANCE TAX-MANAGED GROWTH FUND
                Supplement to Statement of Additional Information
                                      dated
                                  April 1, 2000


                     EATON VANCE GOVERNMENT OBLIGATIONS FUND
                Supplement to Statement of Additional Information
                                      dated
                                   May 1, 2000


The following is added to "Performance":

Investors may be provided with information concerning Fund volatility or risk, including but not limited to beta, standard deviation and Sharpe ratio. Beta is a measure of risk which shows Fund volatility relative to a market index. A fund with a beta of 1 would perform exactly like the market index; a beta of 2 would mean its performance was twice as volatile as the index, positive or negative. Standard deviation is a measure of a security's volatility, or variability, in expected return. Sharpe ratio is a measure of risk-adjusted performance. The higher the Sharpe ratio the better a fund's historical risk-adjusted return. Information concerning Fund distribution payments (or the payment record of issuers in which the Fund may invest) may also be provided to investors.

June 28, 2000